                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that Michael A. Latham, President and Chief Executive Officer of iShares Trust (the "Trust") and of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Geoffrey D. Flynn and Jack Gee, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ Michael A. Latham
----------------------------------------
Name: Michael A. Latham

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that Charles A. Hurty, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ Charles A. Hurty
----------------------------------------
Name: Charles A. Hurty

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that Cecilia H. Herbert, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery
K. Neale, Joel H. Goldberg and Barry P. Barbash, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ Cecilia H. Herbert
----------------------------------------
Name: Cecilia H. Herbert

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that John E. Kerrigan, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ John E. Kerrigan
----------------------------------------
Name: John E. Kerrigan

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that Robert H. Silver, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ Robert H. Silver
----------------------------------------
Name: Robert H. Silver

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that George G.C. Parker, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery
K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ George G.C. Parker
----------------------------------------
Name: George G.C. Parker

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that Lee T. Kranefuss, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ Lee T. Kranefuss
----------------------------------------
Name: Lee T. Kranefuss

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all men by these presents that John E. Martinez, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ John E. Martinez
----------------------------------------
Name: John E. Martinez

                                                                   Exhibit (q.1)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                         iSHARES TRUST and iSHARES, INC.

Know all persons by these presents that J. Darrell Duffie, a Trustee of iShares Trust (the "Trust") and a Director of iShares, Inc. (the "Company") (together, the "Companies"), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael A. Latham, Geoffrey D. Flynn, Jack Gee, Margery K. Neale, Joel H. Goldberg and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                               February 23, 2009


/s/ J. Darrell Duffie
----------------------------------------
Name: J. Darrell Duffie